                     LOOMIS SAYLES SECURITIZED ASSET FUND
                                 (the "Fund")

 Supplement dated February 9, 2006 to the Loomis Sayles Securitized Asset Fund Prospectus dated February 1, 2006, as may be revised and supplemented from time to time

Effective immediately, the last paragraph of the section "Principal Investment Strategies" within the section "Risk/Return Summary" is amended and restated as follows:

For temporary defensive purposes, the Fund may invest any portion of its assets in cash (U.S. dollars) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.


                                                                  M-LSSP51-0206